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                                                                   EXHIBIT 10.41








                              AMENDED AND RESTATED

                              BOWATER INCORPORATED

                       1997-1999 LONG-TERM INCENTIVE PLAN

                       (Effective As Of February 26, 1999)


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                                TABLE OF CONTENTS

                                                                       Page No.
                                                                       --------

Section 1.  Establishment of Plan.............................................1

Section 2.  Definitions.......................................................1

Section 3.  Administration....................................................7

Section 4.  Eligibility and Participation.....................................7

Section 5.  Award Determination...............................................8

Section 6.  Payment of Final Awards...........................................9

Section 7.  Termination of Employment........................................10

Section 8.  Covered Officers.................................................10

Section 9.  Change in Control................................................11

Section 10.  Amendment and Modification......................................11

Section 11.  Miscellaneous...................................................11


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SECTION 1.  ESTABLISHMENT OF PLAN

         Effective January 1, 1997, Bowater Incorporated, a Delaware corporation (the "Company"), established an incentive compensation plan to be known as the "Bowater Incorporated 1997-1999 Long-Term Incentive Plan" (the "Plan"), as set forth in this document. Effective January 1, 1997, the Plan was amended and restated on March 17, 1999. The Plan is now being restated in its entirety as of February 26, 1999, in order to incorporate amendments that have been previously adopted. This amended and restated Plan document shall supersede the Plan document as originally adopted.

SECTION 2.  DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings indicated:

         "Acquiring Person" shall mean the Beneficial Owner, directly or indirectly, of Common Stock representing 20% or more of the combined voting power of the Corporation's then outstanding securities, not including (except as provided in clause (i) of the next sentence) securities of such Beneficial Owner acquired pursuant to an agreement allowing the acquisition of up to and including 50% of such voting power approved by two-thirds of the members of the Board who are Board members before the Person becomes Beneficial Owner, directly or indirectly, of Common Stock representing 5% or more of the combined voting power of the Corporation's then outstanding securities. Notwithstanding the foregoing, (i) securities acquired pursuant to an agreement described in the preceding sentence will be included in determining whether a Beneficial Owner is an Acquiring Person if, subsequent to the approved acquisition, the Beneficial Owner acquires 5% or more of such voting power other than pursuant to such an agreement so approved; and (ii) a Person shall not be an Acquiring Person if such Person is eligible to and files a Schedule 13G with respect to such Person's status as a Beneficial Owner of all Common Stock of the Corporation of which the Person is a Beneficial Owner.

         "Acceleration Price" means the highest of:

                  (A) The highest reported sales price of the Common Stock within the sixty (60) days preceding the date of the Change in Control, as reported on any securities exchange upon which the Common Stock is listed,

                  (B) The highest price of the Common Stock as reported in a Schedule 13D or an amendment thereto that is paid within the sixty (60) days preceding the date of the Change in Control,

                  (C) The highest tender offer price paid for the Common Stock, and

                  (D)      Any cash merger or similar price.


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         "Active Employee" means an Employee who is providing services to the
Company or a subsidiary and does not include an individual who is receiving periodic severance payments.

         "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the Effective Date.

         "Aggregate Unit Value" means the sum of the Unit Values for the Fiscal Years in the Plan Cycle. For a Participant described in Section 4.2 or 7, Aggregate Unit Value will only include the Unit Values for the portion of the Plan Cycle during which the Participant participated hereunder (with the Unit Value for any partial Fiscal Years of participation calculated only on the basis of the portion during which participation occurred).

         "Average RONA" means the quotient of (i) the sum of Operating Earnings for Fiscal Years 1997-1999, divided by (ii) the quotient of (A) the sum of Net Assets as of the end of Fiscal Years 1996, 1997, 1998 and 1999 divided by (B) four (4).

         "Beneficial Owner" of Common Stock means (i) a Person who beneficially owns such Common Stock, directly or indirectly, or (ii) a Person who has the right to acquire such Common Stock (whether such right is exercisable immediately or only with the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise.

         "Board" means the Board of Directors of the Company.

         "Cause" means the Participant's gross negligence, willful misconduct or conviction of a felony, which negligence, misconduct or conviction has a demonstrable and material adverse effect upon the Company, provided that the Company shall have given the Participant written notice of the alleged negligence or misconduct and the Participant shall have failed to cure such negligence or misconduct within thirty (30) days after his receipt of such notice. The Participant shall be deemed to have been terminated for Cause effective upon the effective date stated in a written notice of such termination delivered by the Company to the Participant and accompanied by a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board (after reasonable notice to the Participant and an opportunity for the Participant, with his counsel present, to be heard before the Board) finding that, in the good faith opinion of the Board, the Participant was guilty of conduct constituting Cause hereunder and setting forth in reasonable detail the facts and circumstances claimed to provide the basis for the Participant's termination, provided that the effective date shall not be less than thirty (30) days from the date such notice is given.


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         "Change in Control" shall be deemed to have occurred upon:

                  (i)      the date that any Person is or becomes an Acquiring
                           Person;

                  (ii) the date that the Corporation's shareholders approve a merger, consolidation or reorganization of the Company with another corporation or other Person, unless, immediately following such merger, consolidation or reorganization, (A) at least 50% of the combined voting power of the outstanding securities of the resulting entity would be held in the aggregate by the shareholders of the Company as of such record date for such approval (provided that securities held by any individual or entity that is an Acquiring Person, or who would be an Acquiring Person if 5% were substituted for 20% in the definition of such term, shall not be counted as securities held by the shareholders of the Corporation, but shall be counted as outstanding securities for purposes of this determination), or
                           (B) at least 50% of the board of directors or similar body of the resulting entity are Continuing Directors;

                  (iii) the date the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other Person, unless, immediately after such sale or transfer, (A) at least 50% of the combined voting power of the then-outstanding securities of the resulting entity immediately following such transaction is held in the aggregate by the Company's shareholders as determined immediately prior to such transaction (provided that securities held by any individual or entity that is an Acquiring Person, or who would be an Acquiring Person if 5% were substituted for 20% in the definition of such term, shall not be counted as securities held by the shareholders of the Corporation, but shall be counted as outstanding securities for purposes of this determination), or
                           (B) at least 50% of the board of directors or similar body of the resulting entity are Continuing Directors; or

                  (iv) the date on which less than 50% of the total membership of the Board consists of Continuing Directors.

         "Code" means the Internal Revenue Code of 1986, as amended. References to a Section of the Code shall include references to any Temporary or Final Regulations related to such Section, and to any successor to such Section or Regulations.

         "Committee" means the Human Resources and Compensation Committee of the Board, or such other committee of two (2) or more "outside directors" within the meaning of section 162(m) of the Code, who are appointed by the Board to administer the Plan.

         "Common Stock" means the common stock of the Company, par value $1.00 per share.


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         "Company" means Bowater Incorporated, a Delaware corporation, and any successor thereto.

         "Continuing Director" means any member of the Board who (i) was a member of the Board prior to the date of the event that would constitute a Change in Control, and any successor of a Continuing Director while such successor is a member of the Board, (ii) is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person, and (iii) is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

         "Covered Officer" means any individual designated by the Committee as such, because, in the Committee's judgment, he is or may become a "covered employee" within the meaning of section 162(m) of the Code. Notwithstanding the foregoing, if at the time of payment of a Final Award to a Participant, the Committee has concluded that such Participant is not a covered employee for the year in which the Final Award would be deductible by the Company for tax purposes, then such Participant shall not be a Covered Officer.

         "Disability" shall have the meaning contained in the Company's long-term disability plan.

         "Effective Date" means January 1, 1997.

         "Employee" means a full-time, salaried employee of the Company or a subsidiary that, directly or indirectly, is at least 50% owned by the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means the closing price per share of the Common Stock as reported for the New York Stock Exchange Composite Transactions in the Wall Street Journal for that date.

         "Final Award" means the amount for each Participant calculated pursuant to Section 5.3.

         "Fiscal Year" means (i) for the Company, the referenced year ended December 31; and (ii) for any Peer Company, its fiscal year ending with or within such Fiscal Year of the Company.

         "Good Reason" means:

                  (i) an adverse change in the Participant's status, duties or responsibilities as an executive of the Company as in effect immediately prior to the Change in Control;

                  (ii) failure of the Company to pay or provide the Participant in a timely fashion the salary or benefits to which he is entitled under any


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                           Employment Agreement between the Company and the
                           Participant in effect on the date of the Change in Control, or under any benefit plans or policies in which the Participant was participating at the time of the Change in Control (including, without limitation, any incentive, bonus, stock option, restricted stock, health, accident, disability, life insurance, thrift, vacation pay, deferred compensation and retirement plans or policies);

                  (iii) the reduction of the Participant's salary as in effect on the date of the Change in Control;

                  (iv) the taking of any action by the Company (including the elimination of a plan without providing substitutes therefor, the reduction of the Participant's awards thereunder or failure to continue the Participant's participation therein) that would substantially diminish the aggregate projected value of the Participant's awards or benefits under the Company's benefit plans or policies in which the Participant was participating at the time of the Change in Control;

                  (v) a failure by the Company to obtain from any successor the assent to the Participant's Change in Control Agreement contemplated by Section 5 thereof; or

                  (vi) the relocation of the principal office at which the Participant is to perform his services on behalf of the Company to a location more than thirty-five (35) miles from its location immediately prior to the Change in Control or a substantial increase in the Participant's business travel obligations subsequent to the Change in Control.

         Any circumstance described above shall constitute Good Reason even if such circumstance would not constitute a breach by the Company of the terms of the Employment Agreement between the Company and the Participant in effect on the date of the Change in Control. The Participant shall be deemed to have terminated his employment for Good Reason effective upon the effective date stated in a written notice of such termination given by him to the Company setting forth in reasonable detail the facts and circumstances claimed to provide the basis for termination, provided that the effective date may not precede, nor be more than sixty (60) days from, the date such notice is given. The Participant's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.

         "Net Assets" means total assets less nonfinancial current liabilities as recorded on the Company's or a Peer Company's balance sheet.


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         "Normal Retirement Date" shall have the meaning given to such term in the Company's basic qualified pension plan in which the Participant is a participant as in effect on the Effective Date or any successor or substitute plan adopted prior to a Change in Control.

         "Operating Earnings" means operating income, after depreciation, but before interest and taxes, as recorded on the Company's or on a Peer Company's statement of operations for the applicable Fiscal Year.

         "Participant" means an Active Employee who is eligible to participate in the Plan.

         "Peer Companies" mean the following companies in the paper and wood products industry designated by the Committee:

            Abitibi-Price Inc.                    Avenor Inc.
            Champion International Corporation    Donohue Inc.
            Fletcher Challenge Canada Limited     International Paper Company
            The Mead Corporation                  Stone-Consolidated Corporation
            Westvaco Corporation                  Weyerhaeuser Company

         "Peer Group Average" means the arithmetic mean of the Average RONAs of the Peer Companies for the Plan Cycle. If one or more of the Peer Companies is eliminated during the Plan Cycle either through acquisition or dissolution, or because of any other reason, then the Peer Group Average shall be based on the Average RONAs of the remaining Peer Companies. If one or more Peer Companies are combined during the Plan Cycle, either through merger, consolidation, purchase and sale of assets, or because of any other reason, then (i) for periods before they are combined, "Peer Group Average" shall be based on the Average RONAs of all such Peer Companies; and (ii) for periods after they are combined, "Peer Group Average" shall include the Average RONA of the combined entity.

         "Performance Goal Formula" means the formula established by the Committee and described in Section 5.3 to be used to determine the percentage, if any, of a Participant's Aggregate Unit Value that becomes a Final Award.

         "Person" means any individual, firm, corporation, partnership, trust or other entity.

         "Plan" means the Bowater Incorporated 1997-1999 Long-Term Incentive
Plan.

         "Plan Cycle" means the period over which performance will be measured for purposes of determining the amount, if any, of a Participant's Aggregate Unit Values that will be paid as a Final Award. The Plan Cycle will commence on January 1, 1997, and will end December 31, 1999.


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         "Retirement" means a Participant's termination of employment in a retirement status under the qualified pension plan of the Participant's employer in which he is participating.

         "Section" means the indicated provision of the Plan.

         "Unit" refers to units granted to Participants pursuant to the Plan, each of which corresponds to one share of the Company's common stock.

         "Unit Value" refers to the dollar value of a Participant's Units as determined for each Fiscal Year of the Plan Cycle pursuant to Section 5.2.

         Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

SECTION 3.  ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee has delegated to the Vice President -- Human Resources of the Company, and other appropriate officers and employees of the Company, responsibility for administering the Plan, other than the Committee's powers with respect to Covered Officers under Section 8.

         Subject to the limitations of the Plan, the Committee shall: (i) correct any defect or omission or reconcile any inconsistency in this Plan or in any award granted hereunder, and (ii) make all other necessary determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon all parties; provided that the Committee may not exercise discretion with respect to a Covered Officer in a manner that is inconsistent with Treasury Regulation Section 1.162-27(e)(2)(iii).

SECTION 4.  ELIGIBILITY AND PARTICIPATION

         4.1 General. Active Employees who are in salary grades 31 and above shall be Participants in the Plan for the Plan Cycle, subject to the limitations of Section 7 herein. An Employee who is eligible to participate in the Plan shall be so notified in writing, and shall be apprised of his Units, the manner of determining Unit Values and the Performance Goal Formula for the Plan Cycle within the first 90 days of the Plan Cycle.

         4.2 Partial Plan Cycle Participation. In the event that an Employee becomes eligible to participate in the Plan subsequent to the commencement of the Plan Cycle, such Employee shall be granted the number of Units he would have received if he had entered the Plan at the beginning of the Plan Cycle based on his salary grade and shall be notified of his Units, the manner of determining Unit Values and the Performance Goal Formula for the Plan Cycle as soon as


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practicable and in any event before the earlier of (i) the ninetieth day after the Employee becomes eligible to participate or (ii) the day as of which 25% of the portion of the Plan Cycle during which such Employee participates has lapsed. The Participant's Aggregate Unit Values will include only Unit Values for the portion of the Plan Cycle during which the Participant participates.

         4.3 Change in Salary Grade. Subject to the last sentence of Section 8.3, if a Participant is promoted to a higher salary grade during the Plan Cycle, his Units shall be increased to a number of Units applicable to the new salary grade for the Fiscal Year. The Unit Value for the Fiscal Year the change occurs will equal (i) the sum of the Units he was first granted under Section
5.1 times the number of days he was in that salary grade for that Fiscal Year, plus the number of Units he received under the new salary grade times the number of days he was in the new salary grade for that Fiscal Year, divided by (ii) the total number of days he participated in the Plan for that year. Any subsequent promotions will be factored in by making additional computations in the same manner to take account of the new salary grade for the remainder of any Fiscal Year. If a Participant is demoted during the Plan Cycle, such demotion will have no effect on the Participant's participation hereunder; provided that the Committee may elect to reduce or eliminate his Final Award in any fashion it deems appropriate on account of such demotion.

         4.4 No Right to Participate. Except as specifically provided in Sections 4.1 and 4.2, no Participant or other Employee shall at any time have a right to be selected for participation in the Plan, despite having previously participated in an incentive plan of the Company.

SECTION 5.  AWARD DETERMINATION

         5.1 Initial Units. As of the beginning of the Plan Cycle, each Participant shall receive the number of Units assigned to his salary grade. The Units assigned to each salary grade are equal to (i) the product of (A) the bonus percentage assigned for the 1997 Fiscal Year of the Company to that salary grade, times (B) the midpoint of that salary grade for the 1997 Fiscal Year, divided by (ii) the average daily closing price of the Company's Common Stock for the 1996 calendar year.

                                    1997                           1997
                                 Salary Grade                  Salary Grade
Units for each                Bonus Percentage        X          Midpoint
Salary Grade      =           ---------------------------------------------
                                Company's 1996 Average Common Stock Price


         5.2 Unit Values. Except as may be provided in Sections 4.2 and 4.3 or
Section 7, for each Fiscal Year of the Company during the Plan Cycle, the Committee will determine a Unit Value for each Participant by multiplying each Participant's Units by the average daily closing price of the Common Stock for such Year. If a Participant is only entitled to a prorated Award


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for a Fiscal Year pursuant to Sections 4.2 or 7, then the Unit Value for such
Participant shall be multiplied by a fraction equal to the number of days the Participant participated in the Plan divided by 365.

         5.3 Performance Goal Formula and Final Awards. At the end of the Plan Cycle, the Committee will determine the Final Award for each Participant by multiplying the Aggregate Unit Value for such Participant by a percentage determined based on the Company's Average RONA as a multiple of the Peer Group Average. Such percentage shall equal zero if the Company's Average RONA is not more than one (1) times the Peer Group Average. If the Company's Average RONA is more than one (1) times the Peer Group Average, such percentage shall equal the product of (i) 250% times (ii) a fraction, the numerator of which is the lesser of (A) the Company's Average RONA divided by the Peer Group Average, minus 1, or
(B) .5, and the denominator of which is .5.

         5.4 Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of any share dividend, split recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, each Participant's Units shall be proportionately adjusted so that the value of the Units shall not thereby be changed.

SECTION 6.  PAYMENT OF FINAL AWARDS

         6.1 Form and Timing of Payment. (a) Except as may be otherwise provided in Section 6.2 or Section 9, the Company shall pay to each Participant (i) a number of shares of Common Stock equal to one-half of the Participant's Final Award divided by the Stock Price, and (ii) cash equal to one-half of the Final Award. The Stock Price shall be the Fair Market Value of one share of Common Stock as of the date on which the Committee approves the Final Award. Except in the case of a Participant who is a Covered Officer, the Board may change the allocation between stock and cash in its discretion.

                  (b) Shares and cash described in paragraph (a) shall be distributed as soon as practicable after the amounts thereof have been determined. Notwithstanding the foregoing, except in the case of a Covered Officer, the Committee may authorize the payment of part or all of an estimated Final Award for a Participant prior to the determination thereof pursuant to
Section 5.3, subject to such conditions and limitations deemed appropriate by the Committee.

         6.2 Limitations. Notwithstanding the provisions of Section 6.1, if the form of payment described therein would cause the number of shares of Common Stock issued hereunder to exceed five percent (5%) of the outstanding shares of Common Stock on the record date of the 1997 Annual Meeting of Stockholders of the Company, less 1,000,000 (the number of shares reserved for issuance under the Bowater Incorporated 1997 Stock Option Plan as of such record date), then the number of shares distributable to each Participant hereunder shall be proportionately reduced so that such limit is not exceeded and cash shall be paid in lieu thereof to each Participant.


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SECTION 7.  TERMINATION OF EMPLOYMENT

         7.1 Termination of Employment Due to Death, Disability, Retirement or Sale of Business Unit. In the event a Participant's employment is terminated by reason of death, Disability, Retirement, or sale by the Company of the subsidiary or unit employing the Participant, the Final Award determined in accordance with Section 5.3 herein shall be prorated based solely upon the Aggregate Unit Values computed for the portion of the Plan Cycle occurring prior to termination during which the Participant was an Active Employee. In the case of a Participant's Disability, the employment termination shall be deemed to have occurred on the date the disability commences as determined by the Committee.

         Payments under this Section 7.1 shall be made after the end of the Plan Cycle in accordance with the provisions of Section 6.

         7.2 Termination of Employment for Other Reasons. In the event a Participant's employment is terminated prior to the payment of the Final Award for any reason other than death, Disability, or Retirement, or sale by the Company of the subsidiary or unit employing the Participant, all of the Participant's rights to a Final Award for the Plan Cycle shall be forfeited. However, except as provided under Section 8, the Committee, in its sole discretion, may pay an award (or a portion of an award) for the portion of the Plan Cycle that the Participant was a Participant, computed as determined by the Committee and payable after the end of this Plan Cycle in accordance with the provisions of Section 6.

SECTION 8.  COVERED OFFICERS

         8.1 Applicability of Section 8. The provisions of this Section 8 shall apply only to Covered Officers. In the event of any inconsistencies between this
Section 8 and the other Plan provisions (other than Section 9), the provisions of this Section 8 shall control.

         8.2 Committee Certification. At the end of the Plan Cycle and prior to payment, the Committee shall certify (i) the extent to which the performance goals reflected in the Performance Goal Formula were satisfied, and (ii) the Final Awards for each Covered Officer as computed in accordance with Sections 5 and 6.

         8.3 Non-adjustment of Performance Goals and Maximum Award. Subject to Sections 4.3, 5.3 and 5.4, once established for a Participant, the number of Units received by the Participant, the method of computing Aggregate Unit Value and the Performance Goal Formula shall not be changed during the Plan Cycle. Notwithstanding any provision herein, the maximum Final Award for each Covered Officer is $6,000,000.


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SECTION 9.  CHANGE IN CONTROL

         Notwithstanding any other provision of the Plan, if a Change in Control of the Company shall have occurred and, prior to payment of Final Awards, if any, under the Plan, a Participant's employment by the Company is terminated for any reason other than his death, his Disability, his retirement on his Normal Retirement Date, by the Company for Cause, or by the Participant without Good Reason, the Company shall pay the Participant a Final Award equal to three times the Participant's Units multiplied by 250%, times the Acceleration Price. All Final Awards paid pursuant to this Section 9 shall be paid entirely in cash within thirty (30) days of termination of employment.

SECTION 10.  AMENDMENT AND MODIFICATION

         Subject to Section 8.3, the Committee, in its sole discretion, with notice to all Participants, at any time and from time to time, may modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may affect Participants' rights under
Section 9, and in the event of any such modification, amendment, suspension or termination, any Participant (or his beneficiary, as the case may be) who is an Active Employee on the effective date thereof shall be entitled to no less of a payment or distribution hereunder than the amount he would have otherwise received, based upon the Participant's Units, the Aggregate Unit Value and the percentage determined under the Performance Goal Formula, all computed as of the end of the Fiscal Year prior to or following the date of the change or termination, whichever is greater.

SECTION 11.  MISCELLANEOUS

         11.1 Governing Law. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware.

         11.2 Withholding Taxes. The Company shall have the right to deduct from all payments under the Plan any Federal, state, or local taxes required by law to be withheld with respect to such payments.

         11.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         11.4 Costs of the Plan. All costs of implementing and administering the Plan shall be borne by the Company.

         11.5 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


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

         11.6 Stockholder Approval. This Plan was adopted and all Awards made subject to the condition that the Plan be approved by the stockholders of the Company at the 1997 Annual Meeting of the Stockholders of the Company. The Plan was approved at the 1997 Annual Meeting of the Stockholders of the Company.

         11.7 Employment Status. The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any Employee the right to be retained in the employ of the Company or any subsidiary.

         11.8 Unsecured General Creditor. Participants and their heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Company by virtue of participation in the Plan. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise of the Company to pay money in the future.

         11.9 Nonassignability. No Participant or any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt of the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgment, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

         EXECUTED on behalf of the Company as of February 26, 1999.

                                           BOWATER INCORPORATED


                                           By: /s/ James T. Wright
                                               ---------------------------------
                                               James T. Wright
                                               Vice President - Human Resources
                                               Date signed:        5/11/99
                                                            --------------------

As adopted by the Human Resources and Compensation Committee and the Board of Directors at their January 22, 1997, meetings, as subsequently amended and restated by the Human Resources and Compensation Committee at its February 28, 1997, meeting, and as further amended by the Board of Directors at its April 15, 1998, and February 26, 1999 meetings.




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